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Harris Trust and        111 West Monroe Street          Telephone (312) 461-2121
Savings Bank            P.O. Box 755
                        Chicago, Illinois  60690-0755



HARRIS
BANK
                              As of March 31, 1997

Gibraltar Packaging Group, Inc.
274 Riverside Avenue
Westport, Connecticut  06880

         Re:      First Amendment

Ladies/Gentlemen:

         Please refer to the Credit Agreement dated as of September 25, 1996 (the "Credit Agreement") among Gibraltar Packaging Group, Inc. (the "Company"), various financial institutions and Harris Trust and Savings Bank, as agent (the "Agent"). Terms not otherwise defined herein have the meanings assigned to such terms in the Credit Agreement.

         The Company, the Agent and the Banks agree that Section 1 of the Credit Agreement is hereby amended by adding the following definition in appropriate alphabetical order:

                  Fixed Charge Coverage Ratio means the ratio of (a) the difference of (i) EBITDA for any Computation Period minus (ii) Capital Expenditures made during such Computation Period to (b) the sum of (i) Interest Expense for such Computation Period plus (ii) current maturities of indebtedness for borrowed money which indebtedness by its terms is due one year or less from the last day of such Computation Date.

         The Company, the Agent and the Banks agree that Section 10.6.2 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  10.6.2 Minimum Interest Coverage. Not permit the Interest Coverage Ratio for any Computation Period, beginning with the Computation Period ending September 30, 1996, to be less than (i) 1.75 to 1.00 for each Computation Period ending prior to March 31, 1997,
         (ii) 1.50 to 1.00 for each Computation Period ending on or after March 31, 1997 but prior to June 30, 1997, (iii) 1.45 to 1.00 for each Computation Period ending on or after June 30, 1997 but prior to September 30, 1997, (iv) 1.60 to 1.00 for each Computation Period ending on or after September 30, 1997 but prior to December 31, 1997,
         (v) 1.75 to 1.00 for each Computation Period ending on or after December 31, 1997 but prior to March 31, 1998, (vi) 2.00 to 1.00 for each Computation Period ending on or after Match 31, 1998 but prior to June 30, 1998, (vii) 2.25 to 1.00 for each Computation Period ending on or after June 30, 1998 but prior to September 30, 1998, and (viii) 2.50 to 1.00 for each Computation Period ending on or after September 30, 1998.


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Gibraltar Packaging Group, Inc.
As of March 31, 1997
Page 2

         The Company, the Agent and the Banks agree that Section 10.6.3 of the Credit Agreement is hereby amended in its entirety to read as follows:

                  10.6.3 Debt Ratio. Not permit the Debt Ratio as of the end of any Fiscal Quarter to exceed (i) in the case of any Fiscal Quarter ending on or before December 31, 1996, 3.75 to 1.00, (ii) in the case of the Fiscal Quarter ending on March 31, 997, 4.05 to 1.00, (iii) in the case of the Fiscal Quarter ending on June 30, 1997, 3.95 to 1.00,
         (iv) in the case of the Fiscal Quarter ending on September 30, 1997,
         3.75 to 1.00, (v) in the case of the Fiscal Quarter ending on December 31, 1997, 3.50 to 1.00, (vi) in the case of any Fiscal Quarter ending after December 31, 1997 but on or before June 30, 1998, 3.25 to 1.00, and (vii) in the case of any Fiscal Quarter ending after June 30, 1998,
         2.50 to 1.00.

         The Company, the Agent and the Banks agree that Section 10.6 of the Credit Agreement is hereby amended by adding a new Section 10.6.4 to read as follows:

                  10.6.4 Fixed Charge Coverage. Not permit the Fixed Charge Coverage Ratio for any Computation Period, beginning with the Computation Period ending June 30, 1997, to be less than (i) 0.825 to
         1.00 for each Computation Period ending prior to July 1, 1997, (ii)
         0.90 to 1.00 for each Computation Period ending on or after July 1, 1997 but prior to October 1, 1997, (iii) 1.00 to 1.00 for each Computation Period ending on or after October 1, 1997 but prior to July 1, 1998, (iv) 1.10 to 1.00 for each Computation Period ending on or after July 1, 1998 but prior to July 1, 1999, and (v) 1.20 to 1.00 for each Computation Period ending on or after July 1, 1999.

         Except as expressly set forth herein each term and provision of the Credit Agreement continues in full force and effect. This letter agreement is governed by the internal laws of the State of Illinois. This letter agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall constitute but one and the same letter agreement.

                                         Very truly yours,

                                         HARRIS TRUST AND SAVINGS BANK,
                                         Individually and as Agent


                                         By            /s/  John M. Dillon
                                         Title         Vice President

Acknowledged and agreed to
As of March 31, 1997

GIBRALTAR PACKAGING GROUP, INC.

By      /s/ John W. Lloyd